                                                                EXHIBIT 99.2

             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                      OF GRAYBAR ELECTRIC COMPANY, INC.
     REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Juanita H. Hinshaw, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Graybar Electric Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

              o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of Graybar Electric Company, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

              o Annual Report on Form 10-K for the year ended December 31, 2001 of Graybar Electric Company, Inc.;

              o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Graybar Electric Company, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

              o   any amendments to any of the foregoing.


/S/Juanita H. Hinshaw                    Subscribed and sworn to
---------------------                    before me this 12TH day of
Juanita H. Hinshaw                       August, 2002.
August 12, 2002                          /s/Sandra L. Davenport
                                         Sandra L. Davenport
                                         Notary Public

                                         My Commission Expires:  11/01/05